UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: April 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

FORM N-Q

APRIL 30, 2014

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 82.7%
CONSUMER DISCRETIONARY - 16.8%
Auto Components - 0.3%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	825,000	$950,813
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	2,510,000	2,666,875

Total Auto Components				3,617,688

Automobiles - 0.6%
Chrysler Group LLC/Co-Issuer Inc., Secured Notes	8.250%	6/15/21	1,990,000	2,246,212	(a)
Jaguar Holding Co. I, Senior Notes	9.375%	10/15/17	2,280,000	2,394,000	(a)(b)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	510,000	566,100	(a)
Jaguar Land Rover Automotive PLC, Senior Notes	4.125%	12/15/18	3,130,000	3,247,375	(a)

Total Automobiles				8,453,687

Diversified Consumer Services - 0.1%
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	460,000	484,610
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	1,240,000	1,292,700	(a)

Total Diversified Consumer Services				1,777,310

Hotels, Restaurants & Leisure - 3.9%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,461,623	1,439,197	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	340,000	366,350
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	300,000	276,750	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	4,490,000	4,310,400
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	700,000	607,250
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	6,170,000	5,406,462
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	2,920,000	3,365,300
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,560,000	1,606,800	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	2,825,000	3,022,750	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	1,850,000	1,914,750	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	3,840,000	4,010,400	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	5,820,000	6,198,300	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	2,840,000	3,053,000	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	3,781,000	4,187,458	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	4,170,000	4,180,425	(a)
MGM Resorts International, Senior Notes	8.625%	2/1/19	500,000	599,375
MGM Resorts International, Senior Notes	6.625%	12/15/21	270,000	297,419
MGM Resorts International, Senior Notes	7.750%	3/15/22	440,000	512,820
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	1,710,000	1,889,550
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	1,370,000	1,421,375
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	1,140,000	1,191,300	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	5,060,000	5,591,300

Total Hotels, Restaurants & Leisure				55,448,731

Household Durables - 2.2%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	4,160,000	4,451,200	(a)(b)
D.R. Horton Inc., Senior Notes	3.750%	3/1/19	3,570,000	3,570,000
Lennar Corp., Senior Notes	4.500%	6/15/19	7,240,000	7,339,550

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Household Durables - 2.2% (continued)
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	3,500,000	$3,858,750
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	2,000,000	2,150,000
William Lyon Homes Inc., Senior Notes	5.750%	4/15/19	2,930,000	3,003,250	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,970,000	2,206,400
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	4,580,000	4,694,500	(a)

Total Household Durables				31,273,650

Media - 6.3%
Altice SA, Senior Secured Notes	7.750%	5/15/22	6,230,000	6,502,562	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	480,000	525,600
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,490,000	1,637,138
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	2,120,000	2,334,650
CCU Escrow Corp., Senior Secured Notes	10.000%	1/15/18	2,870,000	2,819,775	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,000,000	1,075,000
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	420,000	451,500
CSC Holdings LLC, Senior Debentures	7.875%	2/15/18	2,637,000	3,065,512
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	2,610,000	3,125,475
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,620,000	1,812,375
DISH DBS Corp., Senior Notes	6.625%	10/1/14	110,000	112,750
DISH DBS Corp., Senior Notes	7.125%	2/1/16	235,000	257,325
Gannett Co. Inc., Senior Notes	5.125%	10/15/19	5,000,000	5,218,750	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	2,250,000	2,399,062	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	2,990,000	3,176,875	(a)
MediaNews Group Inc.	12.000%	12/24/18	1,600,000	1,600,000	(c)
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Senior Secured Notes	5.000%	8/1/18	2,500,000	2,618,750	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	3,300,000	3,555,750	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,055,000	1,144,675	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	3,962,500	4,556,875	(a)(b)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	2,640,000	2,706,000	(a)
Numericable Group SA, Senior Secured Notes	4.875%	5/15/19	12,420,000	12,559,725	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	3,260,000	3,643,050	(a)
Postmedia Network Inc., Secured Notes	12.500%	7/15/18	6,640,000	7,146,300
Regal Entertainment Group, Senior Notes	5.750%	3/15/22	2,090,000	2,157,925
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	1,290,000	1,290,000
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,970,000	2,110,363	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	4,800,000	5,298,000	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	1,990,000	2,198,950	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	1,850,000	1,984,125	(a)

Total Media				89,084,837

Multiline Retail - 0.3%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	3,990,000	4,428,900	(a)(b)

Specialty Retail - 1.9%
Academy Ltd./Academy Finance Corp., Senior Notes	9.250%	8/1/19	3,000,000	3,281,250	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	1,470,000	1,567,387

CST Brands Inc., Senior Notes	5.000%	5/1/23	810,000	805,950
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	2,050,000	2,039,750	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	7,370,000	6,964,650	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	1,500,000	1,443,750	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,760,000	1,346,400
Michaels Stores Inc., Senior Subordinated Notes	5.875%	12/15/20	2,100,000	2,136,750	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Specialty Retail - 1.9% (continued)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	350,000	$359,629	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	3,440,000	3,521,700	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	3,225,000	3,426,595	(a)

Total Specialty Retail				26,893,811

Textiles, Apparel & Luxury Goods - 1.2%
American Achievement Corp., Secured Notes	10.875%	4/15/16	6,500,000	6,800,625	(a)
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	6,000,000	6,225,000	(a)(b)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	790,000	817,650	(a)
Hanesbrands Inc., Senior Notes	6.375%	12/15/20	1,790,000	1,960,050
William Carter Co., Senior Notes	5.250%	8/15/21	1,473,000	1,531,920	(a)

Total Textiles, Apparel & Luxury Goods				17,335,245

TOTAL CONSUMER DISCRETIONARY				238,313,859

CONSUMER STAPLES - 2.7%
Beverages - 0.6%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,950,000	2,101,125	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	2,580,000	2,541,300
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	3,760,000	4,192,400	(a)

Total Beverages				8,834,825

Food & Staples - 0.3%
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc., Senior Notes	9.875%	2/1/20	4,330,000	4,698,050	(a)

Food Products - 1.7%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	2,212,000	2,474,675
Diamond Foods Inc., Senior Notes	7.000%	3/15/19	1,460,000	1,514,750	(a)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	2,050,000	2,073,062	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	3,820,000	3,896,400	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	6,250,000	6,781,250	(a)
Sun Merger Sub Inc., Senior Notes	5.250%	8/1/18	5,000,000	5,225,000	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	470,000	495,263	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	1,798,000	1,865,425	(a)

Total Food Products				24,325,825

Household Products - 0.1%
Spectrum Brands Inc., Senior Notes	6.375%	11/15/20	490,000	534,100

TOTAL CONSUMER STAPLES				38,392,800

ENERGY - 16.5%
Energy Equipment & Services - 2.9%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	5,090,000	5,446,300
CGG, Senior Notes	9.500%	5/15/16	2,825,000	2,906,360
CGG, Senior Notes	6.500%	6/1/21	2,300,000	2,328,750
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	3,100,000	3,100,000	(a)
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	2,790,000	2,838,825	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	6,655,000	7,470,237	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	2,190,000	2,370,675	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	310,000	313,875	(a)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	370,000	358,438	(a)

Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,140,000	1,208,400
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	1,635,000	1,598,213	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	2,440,000	2,537,600	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	3,570,000	3,855,600	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,760,000	1,988,800
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	3,460,000	3,563,800	(a)

Total Energy Equipment & Services				41,885,873

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 13.6%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	2,040,000	$2,182,800
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	6.125%	7/15/22	530,000	575,713
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	760,000	773,300
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	9,990,000	9,952,537
Antero Resources Finance Corp., Senior Notes	5.375%	11/1/21	1,280,000	1,309,600	(a)
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,920,000	1,488,000
Arch Coal Inc., Senior Notes	9.875%	6/15/19	220,000	190,300
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	680,000	724,200
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,460,000	1,449,050
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	2,760,000	3,187,800
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	7,240,000	7,240,000	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,020,000	1,122,000
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	990,000	1,128,600
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	8.500%	12/15/19	4,178,000	4,517,463
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	2,560,000	2,937,600
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	6,818,000	7,457,187
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	3,383,032	3,332,095	(a)(b)
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	1,840,000	1,932,000	(a)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	797,000	873,711
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	45,000	51,004	(e)
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	2,410,000	2,482,300
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	10,020,000	10,996,950	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	2,950,000	3,163,875	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	6,186,000	6,441,173
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	740,000	810,300	(a)
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	2,540,000	2,552,837	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	2,780,000	3,099,700
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	7.250%	11/1/19	8,090,000	8,403,487	(a)
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	1,370,000	1,383,700	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	6,060,000	6,756,900
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	754,000	818,090
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,131,000	1,224,308
MEG Energy Corp., Senior Notes	6.500%	3/15/21	480,000	507,600	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	3,420,000	3,633,750	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	2,270,000	1,702,500	(f)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	3,710,000	3,876,950	(a)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	4,740,000	5,095,500	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	3,360,000	3,528,000	(a)
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	880,000	992,200
Peabody Energy Corp., Senior Notes	6.000%	11/15/18	4,320,000	4,611,600
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,400,000	1,466,500
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	8.375%	6/1/20	2,363,000	2,682,005
Pioneer Energy Services Corp., Senior Notes	6.125%	3/15/22	890,000	914,475	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - 13.6% (continued)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	420,000		$443,625	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	5,250,000		5,394,375	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	1,580,000		1,591,850
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	4,350,000		4,649,063	(a)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	1,220,000		1,274,961
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	30,000		31,988
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	2,330,000		2,446,500
Rice Energy Inc., Senior Notes	6.250%	5/1/22	3,180,000		3,187,950	(a)
Samson Investment Co., Senior Notes	10.750%	2/15/20	7,560,000		8,013,600	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	6,780,000		7,288,500	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	6,739,000		7,294,967	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	740,000		736,300	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,380,000		1,483,500
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	13,113,000		13,834,215	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	4,000,000		4,360,000
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,890,000		1,275,750	(a)

Total Oil, Gas & Consumable Fuels					192,876,804

TOTAL ENERGY					234,762,677

FINANCIALS - 6.1%
Banks - 2.4%
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	1,250,000		1,422,552	(e)(g)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	1,170,000		1,329,297	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,800,000		2,453,859	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	820,000		933,262
CIT Group Inc., Senior Notes	4.250%	8/15/17	1,000,000		1,050,000
CIT Group Inc., Senior Notes	5.250%	3/15/18	2,500,000		2,690,625
CIT Group Inc., Senior Notes	5.500%	2/15/19	4,555,000		4,922,247	(a)
CIT Group Inc., Senior Notes	3.875%	2/19/19	2,960,000		3,000,700
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,870,000		1,884,025
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	1,520,000		2,029,200	(a)(e)(g)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	730,000		850,450	(a)(e)(g)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,890,000		1,910,454	(g)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	580,000		653,706
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	4,270,000	AUD	4,737,071	(a)(e)
Wells Fargo & Co., Junior Subordinated Notes	7.980%	3/15/18	3,250,000		3,705,000	(e)(g)

Total Banks					33,572,448

Capital Markets - 0.4%
American Capital Ltd., Senior Notes	6.500%	9/15/18	4,875,000		5,204,063	(a)

Consumer Finance - 1.2%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	290,000		306,313
Ally Financial Inc., Senior Notes	5.500%	2/15/17	530,000		577,369
Ally Financial Inc., Senior Notes	4.750%	9/10/18	3,140,000		3,336,250
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	1,750,000		2,096,500
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	790,000	EUR	1,156,983	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	2,200,000		2,601,500
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,500,000		1,738,125
SLM Corp., Senior Notes	5.500%	1/15/19	1,680,000		1,784,911
SLM Corp., Senior Notes	6.125%	3/25/24	2,080,000		2,071,680
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	1,950,000		2,086,500	(a)

Total Consumer Finance					17,756,131

Diversified Financial Services - 1.4%
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,500,000		1,672,500	(e)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Diversified Financial Services - 1.4% (continued)
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	8.875%	2/1/18	11,000,000	$11,508,750
ILFC E-Capital Trust I, Junior Subordinated Notes	5.210%	12/21/65	2,450,000	2,339,750	(a)(e)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	245,000	285,884
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	880,000	1,049,400
International Lease Finance Corp., Senior Notes	3.875%	4/15/18	200,000	203,375
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	8/1/18	2,160,000	2,187,000
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,270,000	1,374,775	(a)(e)

Total Diversified Financial Services				20,621,434

Insurance - 0.3%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	3,500,000	3,745,000	(a)

Real Estate Management & Development - 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	3,150,000	3,402,000	(a)
Realogy Group LLC/Realogy Co.-Issuer Corp., Senior Notes	4.500%	4/15/19	1,660,000	1,676,600	(a)

Total Real Estate Management & Development				5,078,600

TOTAL FINANCIALS				85,977,676

HEALTH CARE - 7.0%
Biotechnology - 0.1%
Grifols Worldwide Operations Ltd., Senior Notes	5.250%	4/1/22	1,870,000	1,902,725	(a)

Health Care Equipment & Supplies - 1.3%
Alere Inc., Senior Notes	7.250%	7/1/18	2,200,000	2,425,500
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	2,834,000	2,989,870
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	6,725,000	6,893,125	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	5,878,000	5,878,000

Total Health Care Equipment & Supplies				18,186,495

Health Care Providers & Services - 4.2%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	2,287,000	2,755,835
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	2,269,000	2,337,070	(a)
Catamaran Corp., Senior Bonds	4.750%	3/15/21	2,790,000	2,817,900
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	2,720,000	2,978,400
DJO Finance LLC/DJO Finance Corp., Senior Secured Notes	8.750%	3/15/18	3,619,000	3,944,710
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	5,010,000	5,335,650
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	4,177,000	4,615,585
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	2,224,000	2,379,680	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	45,000	50,738	(a)
HCA Inc., Senior Secured Notes	3.750%	3/15/19	6,730,000	6,797,300
HCA Inc., Senior Secured Notes	5.875%	3/15/22	620,000	666,500
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	9,709,000	10,340,085
MedImpact Holdings Inc., Senior Secured Notes	10.500%	2/1/18	8,289,000	9,097,177	(a)
Tenet Healthcare Corp., Senior Notes	8.000%	8/1/20	1,640,000	1,787,600
WellCare Health Plans Inc., Senior Notes	5.750%	11/15/20	3,410,000	3,657,225

Total Health Care Providers & Services				59,561,455

Pharmaceuticals - 1.4%
ConvaTec Healthcare E SA, Senior Notes	10.500%	12/15/18	250,000	275,313	(a)
Forest Laboratories Inc., Senior Notes	4.875%	2/15/21	3,330,000	3,554,775	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	4,580,000	4,711,675	(a)
Phibro Animal Health Corp., Senior Notes	9.250%	7/1/18	9,903,000	10,521,937	(a)

Total Pharmaceuticals				19,063,700

TOTAL HEALTH CARE				98,714,375

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
INDUSTRIALS - 12.8%
Aerospace & Defense - 1.1%
Alliant Techsystems Inc., Senior Notes	5.250%	10/1/21	1,920,000	$2,001,600	(a)
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	3,260,000	3,329,275	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	3,270,000	3,662,400
Erickson Inc., Senior Secured Notes	8.250%	5/1/20	3,552,000	3,711,840	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	690,000	752,100
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,300,000	2,425,063

Total Aerospace & Defense				15,882,278

Airlines - 1.8%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	5,945,000	6,123,826	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	227,613	252,082
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	615,496	667,813	(a)
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	8,500,000	8,999,375	(a)
American Airlines, Pass-Through Trust, Senior Secured Notes	5.600%	7/15/20	2,348,409	2,459,958	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	126,638	129,171
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	513,977	605,208
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	447,491	519,090
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	133,627	141,043
United Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	333,452	348,668
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	250,000	263,750
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	57,914	65,443
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	422,364	459,321
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.903%	4/19/22	73,040	79,065
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	2,040,000	2,172,600
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	1,115,627	1,207,667
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	11/15/21	760,000	779,000

Total Airlines				25,273,080

Building Products - 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,870,000	1,902,725	(a)
Griffon Corp., Senior Notes	5.250%	3/1/22	5,450,000	5,395,500	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	1,760,000	1,918,400	(a)

Total Building Products				9,216,625

Commercial Services & Supplies - 1.4%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	650,000	688,188	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	770,000	887,425	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	5,930,000	6,337,687
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	150,000	168,563
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	813,000	896,332	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	744,000	820,260	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	1,250,000	1,268,750	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.625%	3/1/24	2,450,000	2,419,375	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Commercial Services & Supplies - 1.4% (continued)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	2,690,000	$2,794,237
United Rentals North America Inc., Senior Secured Notes	5.750%	7/15/18	3,225,000	3,466,875

Total Commercial Services & Supplies				19,747,692

Construction & Engineering - 1.2%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	4,220,000	3,903,500	(a)
Michael Baker Holdings LLC/Micahel Baker Finance Corp., Senior Notes	8.875%	4/15/19	5,300,000	5,339,750	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	4,560,000	4,867,800	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	3,240,000	3,385,800	(a)

Total Construction & Engineering				17,496,850

Electrical Equipment - 0.4%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,370,000	1,500,150	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	2,300,000	2,472,500	(a)
Wesco Distribution Inc., Senior Notes	5.375%	12/15/21	1,570,000	1,601,400	(a)

Total Electrical Equipment				5,574,050

Machinery - 2.1%
Case New Holland Industrial Inc., Senior Notes	7.875%	12/1/17	7,000,000	8,260,000
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	2,990,000	3,244,150	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	7,290,000	7,809,412	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	2,270,000	2,340,938	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,160,000	1,342,700
Manitowoc Co. Inc., Senior Notes	8.500%	11/1/20	2,500,000	2,818,750
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	910,000	1,016,925	(a)
Terex Corp., Senior Notes	6.500%	4/1/20	1,110,000	1,209,900
Vander Intermediate Holding II Corp., Senior Notes	9.750%	2/1/19	1,240,000	1,311,300	(a)(b)
Waterjet Holdings Inc., Senior Secured Notes	7.625%	2/1/20	1,010,000	1,078,175	(a)

Total Machinery				30,432,250

Marine - 0.7%
Horizon Lines LLC, Secured Notes	15.000%	10/15/16	1,599,722	1,431,751	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	2,830,000	2,851,225
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	3,290,000	3,446,275	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,440,000	1,584,000

Total Marine				9,313,251

Road & Rail - 1.7%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,520,000	1,664,400	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	4,800,000	4,968,000	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	6,640,000	6,839,200	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	6,220,000	6,896,425	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	1,710,000	1,774,125	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,869,000	2,032,537

Total Road & Rail				24,174,687

Trading Companies & Distributors - 0.5%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	910,000	991,900	(a)
Emeco Pty Ltd., Senior Secured Notes	9.875%	3/15/19	1,630,000	1,695,200	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	3,630,000	4,011,150
Rexel SA, Senior Notes	5.250%	6/15/20	1,010,000	1,045,350	(a)

Total Trading Companies & Distributors				7,743,600

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Transportation - 1.0%
CMA CGM, Senior Notes	8.500%	4/15/17	2,720,000		$2,801,600	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	3,085,000		3,331,800	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	2,010,000		2,072,813	(a)(b)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	4,430,000		4,612,737	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,290,000		1,312,575	(a)

Total Transportation					14,131,525

Transportation Infrastructure - 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	1,740,000		1,843,313	(a)
Global Ship Lease Inc., Senior Secured Notes	10.000%	4/1/19	750,000		787,500	(a)

Total Transportation Infrastructure					2,630,813

TOTAL INDUSTRIALS					181,616,701

INFORMATION TECHNOLOGY - 2.2%
Electronic Equipment, Instruments & Components - 0.0%
KEMET Corp., Senior Secured Notes	10.500%	5/1/18	350,000		368,375

Internet Software & Services - 0.8%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	4,000,000		4,210,000	(a)(b)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	1,370,000		1,616,600
Bankrate Inc., Senior Notes	6.125%	8/15/18	3,590,000		3,832,325	(a)
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,060,000		1,167,325

Total Internet Software & Services					10,826,250

IT Services - 1.0%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	3,215,000		3,263,225	(a)
First Data Corp., Secured Notes	8.250%	1/15/21	4,730,000		5,120,225	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	1,850,000		2,229,250
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	1,080,000		1,155,600
Interactive Data Corp., Senior Notes	5.875%	4/15/19	2,050,000		2,067,937	(a)

Total IT Services					13,836,237

Software - 0.4%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	3,070,000		3,281,063	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	2,210,000		2,270,775	(a)(d)

Total Software					5,551,838

TOTAL INFORMATION TECHNOLOGY					30,582,700

MATERIALS - 9.3%
Chemicals - 1.3%
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	640,000		668,000
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	1,760,000		1,812,800	(a)(b)
INEOS Group Holdings SA, Senior Notes	6.125%	8/15/18	810,000		842,400	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	967,000	EUR	1,423,738	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	600,000	EUR	953,109	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	460,000	EUR	730,717	(a)
Momentive Performance Materials Inc., Senior Secured Notes	8.875%	10/15/20	730,000		792,962
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	680,000		704,650	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.000%	12/1/18	10,000,000		10,525,000	(a)

Total Chemicals					18,453,376

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Construction Materials - 0.2%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	3,344,000		$3,469,400	(a)

Containers & Packaging - 2.1%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	4,220,000		4,715,850	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	600,000	EUR	882,104	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	3,080,000		3,218,600	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	550,000		611,875	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	598,235		626,652	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	3,070,000		3,208,150	(a)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	2,940,000		3,131,100	(a)
Graphic Packaging International Inc., Senior Notes	4.750%	4/15/21	1,610,000		1,610,000
Pactiv LLC, Senior Notes	7.950%	12/15/25	470,000		486,450
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	6,000,000		6,277,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	4,660,000		5,195,900

Total Containers & Packaging					29,964,181

Metals & Mining - 4.8%
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	3,400,000		3,153,500	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	2,920,000		2,912,700
First Quantum Minerals Ltd., Senior Notes	6.750%	2/15/20	1,000,000		1,015,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	7,750,000		8,181,094	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	6,550,000		6,926,625	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,250,000		1,385,938	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,010,000		1,085,400	(a)(d)(e)(f)
Mirabela Nickel Ltd., Notes	3.500%	6/30/14	728,750		728,750	(a)(b)(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,610,000		410,550	(a)(f)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	760,000		750,500
Novelis Inc., Senior Notes	8.375%	12/15/17	2,500,000		2,671,875
Novelis Inc., Senior Notes	8.750%	12/15/20	940,000		1,052,800
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	1,870,000		2,108,425
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	8,360,000		8,997,450
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	2,989,000		3,407,460	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	2,500,000		2,665,625	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	3,180,000	EUR	4,690,815	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	2,550,000		2,129,250	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	2,710,000		2,974,225
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	975,000		1,070,063
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	1,330,000		1,416,450	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	2,825,000		3,142,812
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	2,230,000		2,492,025
Walter Energy Inc., Senior Secured Notes	9.500%	10/15/19	2,330,000		2,379,512	(a)

Total Metals & Mining					67,748,844

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Paper & Forest Products - 0.9%
Ainsworth Lumber Co., Ltd., Senior Secured Notes	7.500%	12/15/17	3,600,000	$3,843,000	(a)
Appvion Inc., Secured Notes	9.000%	6/1/20	2,700,000	2,750,625	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,500,000	1,466,250	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	620,000	647,900	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	4,090,000	4,437,650

Total Paper & Forest Products				13,145,425

TOTAL MATERIALS				132,781,226

TELECOMMUNICATION SERVICES - 5.7%
Diversified Telecommunication Services - 3.3%
CenturyLink Inc., Senior Notes	6.150%	9/15/19	8,000,000	8,700,000
CenturyLink Inc., Senior Notes	5.625%	4/1/20	10,000	10,562
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	7,130,000	7,736,050	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	2,470,000	2,673,775
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	6,330,000	6,963,000
Level 3 Financing Inc., Senior Notes	8.125%	7/1/19	2,000,000	2,197,500
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	3,835,000	4,314,375
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	2,360,000	2,404,250
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	230,000	251,850	(a)
Verizon Communications Inc., Senior Notes	4.500%	9/15/20	4,000,000	4,365,404
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	1,000,000	1,057,500	(a)
Windstream Corp., Senior Notes	7.875%	11/1/17	2,000,000	2,307,500
Windstream Corp., Senior Notes	7.500%	4/1/23	2,320,000	2,459,200
Zayo Group LLC/Zayo Capital Inc., Senior Notes	10.125%	7/1/20	2,000,000	2,322,500

Total Diversified Telecommunication Services				47,763,466

Wireless Telecommunication Services - 2.4%
GTP Acquisition Partners I LLC, Secured Notes	7.628%	6/15/16	4,400,000	4,695,249	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	670,000	710,200
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	12,455,000	15,210,669	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	4,000,000	4,370,000
Sprint Corp., Senior Notes	7.875%	9/15/23	3,590,000	3,966,950	(a)
Sprint Corp., Senior Notes	7.125%	6/15/24	1,800,000	1,894,500	(a)
T-Mobile USA Inc., Senior Notes	5.250%	9/1/18	2,600,000	2,749,500

Total Wireless Telecommunication Services				33,597,068

TOTAL TELECOMMUNICATION SERVICES				81,360,534

UTILITIES - 3.6%
Electric Utilities - 1.6%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	2,090,000	2,309,450
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	5,000,000	5,250,000	(a)
Curtis Palmer LLC, Senior Notes	5.900%	7/15/14	5,800,000	5,833,698	(a)
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	4,166,832	4,250,169
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,835,000	1,945,100
IPALCO Enterprises Inc., Senior Secured Notes	7.250%	4/1/16	2,000,000	2,205,000	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,126,809	1,264,843	(f)

Total Electric Utilities				23,058,260

Gas Utilities - 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	770,000	825,825
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	8/1/21	2,130,000	2,353,650

Total Gas Utilities				3,179,475

Independent Power and Renewable Electricity Producers - 1.8%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	260,000	275,600
Calpine Corp., Senior Secured Notes	6.000%	1/15/22	3,370,000	3,597,475	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Independent Power and Renewable Electricity Producers - 1.8% (continued)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	8/11/16	1,030,000	$0	(c)(d)(h)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	310,000	324,725	(a)(f)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	3,670,000	3,903,962	(f)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	11,130,000	11,936,925	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	2,000,000	2,130,000	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	559,275	604,017
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,153,191	2,411,574

Total Independent Power and Renewable Electricity Producers				25,184,278

TOTAL UTILITIES				51,422,013

TOTAL CORPORATE BONDS & NOTES (Cost - $1,153,426,270)				1,173,924,561

ASSET-BACKED SECURITIES - 4.5%
ACE Securities Corp., 2004-HE4 M2	1.127%	12/25/34	2,869,525	2,732,904	(e)
Ameriquest Mortgage Securities Inc., 2002-C M1	3.527%	11/25/32	2,814,664	2,786,409	(e)
Asset-Backed Funding Certificates, 2004-OPT5 M1	1.277%	3/25/34	6,901,144	6,066,140	(e)
GSAA Trust, 2006-5 2A3	0.422%	3/25/36	5,154,943	3,624,178	(e)
Home Equity Mortgage Trust, 2005-3 M3	1.232%	11/25/35	3,198,421	2,709,712	(e)
Home Loan Mortgage Loan Trust, 2005-1 A3	0.512%	4/15/36	7,536,272	6,433,542	(e)
Indymac Home Equity Loan Asset-Backed Trust, 2007-1 A	0.302%	3/25/37	3,342,139	2,532,816	(e)
Keuka Park CLO Ltd., 2013-1A D	3.428%	10/21/24	1,000,000	962,849	(a)(e)
Lehman XS Trust, 2006-8 2A4A	0.414%	6/25/36	12,556,438	7,212,782	(e)
Pinnacle Park CLO Ltd., 2014-1A C	3.330%	4/15/26	1,000,000	1,000,000	(a)(e)
Pinnacle Park CLO Ltd., 2014-1A D	3.730%	4/15/26	2,250,000	2,176,335	(a)(e)
RAAC Series, 2007-RP3 A	0.532%	10/25/46	2,708,178	2,326,450	(a)(e)
RAAC Series, 2007-SP2 A3	0.802%	6/25/47	8,014,480	6,428,799	(e)
Residential Asset Mortgage Products Inc., 2005-RZ3 M2	0.652%	9/25/35	5,540,000	4,815,302	(e)
Residential Asset Securities Corp., 2004-KS8 MII1	0.992%	9/25/34	4,554,226	3,870,122	(e)
Saranac CLO Ltd., 2014-2A C	2.983%	2/20/25	2,750,000	2,651,000	(a)(c)(e)
Sound Point CLO Ltd., 2014-1A C	3.002%	4/18/26	3,100,000	3,007,000	(a)(c)(e)
Washington Mill CLO Ltd., 2014-1A D	3.677%	4/20/26	2,000,000	1,912,400	(a)(c)(e)

TOTAL ASSET-BACKED SECURITIES (Cost - $61,714,185)				63,248,740

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.8%
Connecticut Avenue Securities, 2013-C01 M2	5.402%	10/25/23	2,200,000	2,561,460	(e)
Countrywide Alternative Loan Trust, 2004-36CB 2A1	5.500%	2/25/35	2,862,984	2,880,081
Countrywide Alternative Loan Trust, 2005-59 1A1	0.487%	11/20/35	4,663,589	3,873,600	(e)
Countrywide Alternative Loan Trust, 2006-24CB A12	5.750%	6/25/36	7,302,142	6,413,427
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR8 8M1	1.302%	9/25/34	4,180,942	3,491,994	(e)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR1 2A1B	0.472%	3/19/45	3,257,602	1,982,199	(e)
DSLA Mortgage Loan Trust, 2004-AR2 A1A	0.972%	11/19/44	1,716,388	1,532,000	(e)
IMPAC Secured Assets Corp., 2004-4 M3	0.752%	2/25/35	4,220,000	3,306,551	(e)
Luminent Mortgage Trust, 2006-6 A1	0.352%	10/25/46	3,074,333	2,715,285	(e)
RBSGC Mortgage Pass-Through Certificates, 2005-RP1 2A	3.164%	3/25/34	3,027,487	2,875,111	(a)(e)
Structured ARM Loan Trust, 2005-19XS M1II	0.802%	10/25/35	14,013,161	4,619,081	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR1 A1A	0.412%	12/25/35	4,800,826	4,084,202	(e)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $39,171,817)				40,334,991

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
SENIOR LOANS - 5.4%
CONSUMER DISCRETIONARY - 1.4%
Diversified Consumer Services - 0.1%
Laureate Education Inc., Term Loan B	5.000%	6/15/18	989,872	$978,427	(i)(j)

Hotels, Restaurants & Leisure - 0.7%
El Pollo Loco Inc., Second Lien Term Loan	9.500%	4/11/19	4,950,000	5,005,687	(i)(j)
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,670,000	1,695,050	(i)(j)
Station Casinos LLC, Term Loan B	4.250%	3/2/20	1,572,460	1,572,953	(i)(j)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,350,000	1,491,750	(i)(j)

Total Hotels, Restaurants & Leisure				9,765,440

Leisure Products - 0.3%
Eastman Kodak Co., Exit Second Lien Term Loan	10.750%	7/31/20	1,987,500	2,028,492	(i)(j)
Eastman Kodak Co., Exit Term Loan	7.250%	9/3/19	2,213,275	2,258,924	(i)(j)

Total Leisure Products				4,287,416

Specialty Retail - 0.3%
Camping World Inc., Term Loan	5.750%	2/20/20	2,732,813	2,753,309	(i)(j)
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	2,560,000	2,268,800	(i)(j)

Total Specialty Retail				5,022,109

TOTAL CONSUMER DISCRETIONARY				20,053,392

CONSUMER STAPLES - 0.7%
Food Products - 0.7%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	5,190,000	5,047,275	(i)(j)
AdvancePierre Foods Inc., Term Loan	5.750%	7/10/17	494,987	496,071	(i)(j)
CPM Acquisition Corp., Second Lien Term Loan	10.250%	3/1/18	4,000,000	4,070,000	(i)(j)

TOTAL CONSUMER STAPLES				9,613,346

ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Murray Energy Corp., First Lien Term Loan	5.250%	12/5/19	6,610,000	6,665,081	(i)(j)
Samson Investment Co., New Second Lien Term Loan	5.000%	9/25/18	1,500,000	1,503,282	(i)(j)

TOTAL ENERGY				8,168,363

HEALTH CARE - 1.0%
Health Care Equipment & Supplies - 0.0%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	575,364	577,522	(i)(j)

Health Care Providers & Services - 0.7%
CRC Health Corp., Second Lien Term Loan	—	9/28/21	2,540,000	2,551,641	(j)(k)
Healogics Inc., Second Lien Term Loan	9.250%	2/5/20	2,000,000	2,048,750	(i)(j)
Physiotherapy Associates Holdings Inc., Exit Term Loan	10.000%	10/10/16	1,770,000	1,761,150	(d)(i)(j)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/5/21	3,130,000	3,118,262	(i)(j)

Total Health Care Providers & Services				9,479,803

Pharmaceuticals - 0.3%
Phibro Animal Health Corp., Term Loan B	4.000%	3/10/21	3,620,000	3,617,737	(i)(j)

TOTAL HEALTH CARE				13,675,062

INDUSTRIALS - 1.0%
Aerospace & Defense - 0.1%
WP CPP Holdings LLC, New Second Lien Term Loan	—	4/30/21	2,000,000	2,031,666	(j)(k)

Airlines - 0.2%
DAE Aviation Holdings Inc., Second Lien Term Loan	—	8/5/19	3,000,000	3,045,000	(j)(k)

Commercial Services & Supplies - 0.3%
ARC Document Solutions Inc., Term Loan B	6.250%	12/20/18	2,535,000	2,573,025	(i)(j)
Lineage Logistics Holdings LLC, 2021 Term Loan	4.500%	3/31/21	1,990,000	1,965,125	(i)(j)

Total Commercial Services & Supplies				4,538,150

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Machinery - 0.2%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	2,220,000		$2,264,400	(i)(j)

Transportation - 0.2%
Commercial Barge Line Co., Second Lien Term Loan	10.750%	3/22/20	3,140,000		3,155,700	(i)(j)

TOTAL INDUSTRIALS					15,034,916

MATERIALS - 0.6%
Chemicals - 0.1%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	1,300,000		1,347,125	(i)(j)

Metals & Mining - 0.1%
FMG Resources (August 2006) Pty Ltd., New Term Loan B	4.250%	6/28/19	995,000		995,699	(i)(j)

Paper & Forest Products - 0.4%
NewPage Corp., Term Loan	9.500%	2/5/21	5,770,000		5,838,519	(i)(j)

TOTAL MATERIALS					8,181,343

UTILITIES - 0.1%
Electric Utilities - 0.1%
EFS Cogen Holdings I Inc, Term Loan B	3.750%	12/17/20	1,977,809		1,987,698	(i)(j)

TOTAL SENIOR LOANS (Cost - $75,630,998)					76,714,120

SOVEREIGN BONDS - 0.4%
Mexico - 0.2%
United Mexican States, Bonds	6.500%	6/9/22	43,320,000	MXN	3,424,226

Ukraine - 0.2%
Republic of Ukraine, Senior Notes	7.950%	6/4/14	3,000,000		2,940,000	(a)

TOTAL SOVEREIGN BONDS (Cost - $6,562,619)					6,364,226

			SHARES
COMMON STOCKS - 1.3%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Ford Motor Co.			134,586		2,173,564

Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			83,175		166,350	*(c)(d)

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			7		0	(c)(d)(h)

TOTAL CONSUMER DISCRETIONARY					2,339,914

ENERGY - 0.1%
Energy Equipment & Services - 0.1%
KCAD Holdings I Ltd.			282,728,964		1,933,583	(c)(d)

FINANCIALS - 0.6%
Banks - 0.5%
Citigroup Inc.			89,009		4,264,421
JPMorgan Chase & Co.			51,734		2,896,070

Total Banks					7,160,491

Real Estate Management & Development - 0.1%
Realogy Holdings Corp.			36,641		1,540,754	*

TOTAL FINANCIALS					8,701,245

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY			SHARES	VALUE
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Physiotherapy Associates Holdings Inc.			15,700	$753,600	*(c)(d)

INDUSTRIALS - 0.3%
Marine - 0.3%
DeepOcean Group Holding AS			104,107	3,707,573	(c)(d)
Horizon Lines Inc., Class A Shares			701,276	487,422	*

TOTAL INDUSTRIALS				4,194,995

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
World Access Inc.			1,571	1	*(d)

TOTAL COMMON STOCKS (Cost - $17,844,975)				17,923,338

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
ArcelorMittal (Cost - $345,000)	6.000%		13,800	332,442

PREFERRED STOCKS - 0.8%
FINANCIALS - 0.8%
Banks - 0.1%
Santander Finance Preferred SA Unipersonal	10.500%		720	753,300	(e)

Consumer Finance - 0.6%
GMAC Capital Trust I	8.125%		311,437	8,561,403	(e)

Diversified Financial Services - 0.1%
Citigroup Capital XIII	7.875%		79,050	2,154,903	(e)

TOTAL PREFERRED STOCKS (Cost - $10,893,280)				11,469,606

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.0%
Jack Cooper Holdings Corp.		12/15/17	2,140	326,350	*
Jack Cooper Holdings Corp.		5/6/18	945	144,113	*

TOTAL WARRANTS (Cost - $51,665)				470,463

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,365,640,809)				1,390,782,487

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 2.8%
Repurchase Agreements - 2.8%
Deutsche Bank Securities Inc. repurchase agreement dated 4/30/14; Proceeds at maturity - $39,100,043; (Fully collateralized by U.S. government agency obligations, 1.060% due 10/12/17; Market value - $39,881,998) (Cost - $39,100,000)	0.040%	5/1/14	39,100,000	39,100,000

TOTAL INVESTMENTS - 100.7% (Cost - $1,404,740,809#)				1,429,882,487
Liabilities in Excess of Other Assets - (0.7)%				(9,769,936)

TOTAL NET ASSETS - 100.0%				$1,420,112,551

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	The coupon payment on these securities is currently in default as of April 30, 2014.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Value is less than $1.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	All or a portion of this loan is unfunded as of April 30, 2014. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
CLO	— Collateral Loan Obligation
EUR	— Euro
MXN	— Mexican Peso

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Short Duration High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$235,274,662	$3,039,197		$238,313,859
Materials	—	132,052,476	728,750		132,781,226
Utilities	—	51,422,013	0	*	51,422,013
Other corporate bonds & notes	—	751,407,463	—		751,407,463
Asset-backed securities	—	61,336,340	1,912,400		63,248,740
Collateralized mortgage obligations	—	40,334,991	—		40,334,991
Senior loans	—	76,714,120	—		76,714,120
Sovereign bonds	—	6,364,226	—		6,364,226
Common stocks:
Consumer discretionary	$2,173,564	—	166,350		2,339,914
Energy	—	—	1,933,583		1,933,583
Health care	—	—	753,600		753,600
Industrials	487,422	—	3,707,573		4,194,995
Other common stocks	8,701,246	—	—		8,701,246
Convertible preferred stocks	332,442	—	—		332,442
Preferred stocks	10,716,306	753,300	—		11,469,606
Warrants	—	470,463	—		470,463

Total long-term investments	$22,410,980	$1,356,130,054	$12,241,453		$1,390,782,487

Short-term investments†	—	39,100,000	—		39,100,000

Total investments	$22,410,980	$1,395,230,054	$12,241,453		$1,429,882,487

Other financial instruments:
Futures contracts	$30,135	—	—		$30,135
OTC credit default swaps on corporate issues - sell protection‡	—	$92,835	—		92,835
Centrally cleared credit default swaps on credit indices - sell protection	—	243,474	—		243,474

Total other financial instruments	$30,135	$336,309	—		$366,444

Total	$23,194,415	$1,394,813,063	$12,241,453		$1,430,248,931

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Futures contracts	$386,812	—	—		$386,812
Forward foreign currency contracts	—	$131,152	—		131,152
OTC credit default swaps on corporate issues - buy protection‡	—	88,056	—		88,056

Total	$386,812	$219,208	—		$606,020

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. At April 30, 2014, the total notional value of all credit default swaps to sell protection is $47,110,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended April 30, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Notes to Schedule of Investments (unaudited) (continued)

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2014, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of April 30, 2014, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $219,208. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At April 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$37,442,938
Gross unrealized depreciation	(12,301,260)

Net unrealized appreciation	$25,141,678

At April 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Treasury 5-Year Notes	300	6/14	35,866,072	35,835,937	$30,135
U.S. Treasury 10-Year Notes	1,257	6/14	$156,011,485	156,398,297	(386,812)

Net unrealized loss on open futures contracts					$(356,677)

Notes to Schedule of Investments (unaudited) (continued)

At April 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Buy:
Euro	Citibank N.A.	2,894,449	$4,015,528	5/14/14	$(477)

Contracts to Sell:
Euro	Citibank N.A.	4,458,767	6,185,737	5/14/14	(85,988)
Euro	Royal Bank of Scotland PLC	1,711,130	2,373,886	5/14/14	(44,687)

					(130,675)

Net unrealized loss on open forward foreign currency contracts					$(131,152)

At April 30, 2014, the Fund held the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT APRIL 30, 2014[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Goldman Sachs Group Inc. (Tenet Healthcare Corp., 6.875%, due 11/15/31)	$1,000,000	3/20/19	2.93%	5.000% quarterly	$92,835	$81,392	$11,443

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[5]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT APRIL 30, 2014[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Goldman Sachs Group Inc. (CHS/Community Health Systems Inc., 8.000% due 11/15/19)	$1,000,000	3/20/19	3.03%	5.000% quarterly	$(88,056)	$(76,839)	$(11,217)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Credit Suisse First Boston Inc. (Markit CDX.NA.HY.22 Index)	$46,110,000	6/20/19	5.000% quarterly	$(3,202,998)	$(3,446,472)	$243,474

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Notes to Schedule of Investments (unaudited) (continued)

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at April 30, 2014.

	Futures Contracts		Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Unrealized Appreciation	Total
Interest Rate Risk	$30,135	$(386,812)	—	—	—	$(356,677)
Foreign Exchange Risk	—	—	$(131,152)	—	—	(131,152)
Credit Risk	—	—	—	$4,779	$243,474	248,253

Total	$30,135	$(386,812)	$(131,152)	$4,779	$243,474	$(239,576)

During the period ended April 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$88,559,039
Forward foreign currency contracts (to buy)	800,274
Forward foreign currency contracts (to sell)	8,385,887

Average Notional Balance
Credit default swap contracts (to buy protection)	$23,106,000
Credit default swap contracts (to sell protection)	6,200,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	June 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive officer

Date:	June 25, 2014

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	June 25, 2014